LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON CAPITAL MANAGEMENT GROWTH TRUST

SUPPLEMENT DATED MAY 31, 2012

TO THE PROSPECTUS, DATED FEBRUARY 29, 2012

Effective July 2, 2012, the fund’s Prospectus is amended to reflect that the fund’s name has changed to Legg Mason Capital Management Global Growth Trust.

Effective July 2, 2012, the following information amends and/or supplements, as applicable, those sections of the Prospectus listed below.

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Prospectus.

Effective August 1, 2012, Class R1 shares will be closed to new purchases.

The first paragraph in the section titled “Principal investment strategies” is deleted and replaced with the following:

The fund normally invests primarily in common stocks of U.S. and foreign companies that, in the portfolio manager’s opinion, appear to offer above average growth potential and trade at a significant discount to the portfolio manager’s assessment of their intrinsic value. Intrinsic value, according to the portfolio manager, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Any income realized will be incidental to the fund’s objective. The fund may invest in companies of any size located throughout the world, including companies located, or with substantial operations in emerging markets. The portfolio managers consider foreign companies to include those organized, headquartered or with substantial operations outside of the U.S. The fund’s policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

The following is added to the section titled “Certain risks”:

Emerging markets risk. The risks of foreign investment are greater for investments in issuers in emerging market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Lower trading volumes may result in a lack of liquidity and increased price volatility. An investment in any fund that invests in emerging market securities should be considered speculative.

The following is added to the section titled “More on risks of investing in the fund”:

Emerging markets risk. The risks of foreign investment are greater for investments in emerging markets.

Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Because the fund may invest a significant amount of its total assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. An investment in any fund that invests in emerging market securities should be considered speculative.

The following is added to the end of the section titled “Performance”:

Effective July 2, 2012, the fund will change its performance benchmark from the S&P 500 Index to the MSCI All Country World Index (MSCI ACWI). The MSCI ACWI is a market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI will better reflect the full breadth of the global investment mandate that the fund intends to pursue.

The section titled “Management – Portfolio managers” is deleted and replaced with the following:

Portfolio managers: Robert G. Hagstrom Jr., CFA, and Gibboney Huske, CFA are the fund’s portfolio managers. Mr. Hagstrom has been responsible for the day-to-day management of the fund since its inception. Ms. Huske became a portfolio manager in 2012.

The section titled “More on management – Portfolio managers” is deleted and replaced with the following:

Portfolio managers

The fund is co-managed by Robert G. Hagstrom Jr. and Gibboney Huske.

Robert G. Hagstrom, Jr., has been responsible for the day-to-day management of the fund since its inception. Mr. Hagstrom has been employed by one or more subsidiaries of Legg Mason, Inc. since 1998. He currently serves as Senior Vice President for LMCM. Mr. Hagstrom holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Financial Analysts of Philadelphia. He is well known for his best-selling book, THE WARREN BUFFETT WAY: INVESTMENT STRATEGIES OF THE WORLD’S GREATEST INVESTOR. Mr. Hagstrom has written other popular books including: THE NASCAR WAY: THE BUSINESS THAT DRIVES THE SPORT; THE WARREN BUFFETT PORTFOLIO: MASTERING THE POWER OF THE FOCUS INVESTMENT STRATEGY; THE ESSENTIAL BUFFETT: TIMELESS PRINCIPLES FOR A NEW ECONOMY; LATTICEWORK: THE NEW INVESTING; and THE DETECTIVE AND THE INVESTOR.

Gibboney Huske became a portfolio manager of the fund in 2012. Ms. Huske holds the Charted Financial Analyst designation and has over 13 years of investment experience. She joined LMCM in 2005 as a Security Analyst. Ms. Huske is also a member of the portfolio management team for the Legg Mason Capital Management Disciplined Equity Research Fund and she manages LMCM’s Global Technology strategy. Prior to joining LMCM, Ms. Huske was a sell side analyst for Credit Suisse covering the Software and Imaging Technology industries.

The fund’s SAI provides information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the fund.

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